UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

NALCO HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32342	16-1701300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL		60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Shareholder Voting Results

At the 2010 Annual Meeting of the Shareholders of Nalco Holding Company on April 30. 2010, shareholders were asked to vote on three (3) Class III Directors and ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm to audit Nalco Holding Company’s financial statements for 2010.

At the meeting Messrs. Carl M. Casale and Rodney F. Chase and Ms. Mary M. VanDeWeghe were each elected by the shareholders to a term to expire in 2013.

Nominee	For	Withheld
Carl M. Casale	99,441,386	2,088,448
Rodney F. Chase	92,818,400	8,711,434
Mary M. VanDeWeghe	99,418,077	2,111,757

Messrs. Fyrwald, Marchese, Norris, Pertz and Sanders each have terms of office as directors that continue after the 2010 Annual Meeting.

The shareholders also ratified the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2010:

For	Against	Abstain
108,220,655	150,675	324,742

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: May 3, 2010